GINNIE MAE FUND
                 SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                       Supplement dated November 25, 1996
                      to Prospectus dated September 6, 1996


The following three paragraphs replace the third and fifth paragraphs under the prospectus section "Management":

Ms. Tamyra Thomas assumed responsibility as a co-portfolio manager for the day-to-day management of the portfolio of the Ginnie Mae Fund and the Intermediate Bond Fund as of July 16, 1996 and September 6, 1996, respectively. Ms. Thomas is a Senior Vice-President and the Chief Fixed Income Investment Officer of the Investment Management Group of Wells Fargo Bank. Ms. Thomas has managed bond portfolios for over a decade. She currently manages in excess of $1 billion of long-term taxable bond portfolios for various foundations, defined benefit plans and other clients. Prior to joining Wells Fargo Bank in 1988, she held a number of senior investment positions for the Valley Bank & Trust Company of Utah including Vice President and Manager of the Investment Department and Chairman of the Trust Investment Committee. She holds a B.S. from the University of Utah and was past president of the Utah Bond Club. Ms. Thomas is a chartered financial analyst.

Mr. Jeff Weaver assumed responsibility as a co-portfolio manager for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund as of July 16, 1996. Mr. Weaver joined Wells Fargo Bank in February of 1994, after three years as a short-term fixed income trader and portfolio manager in the investment management group of Bankers Trust Company in New York. He holds a B.A. in economics from the University of Colorado and is a chartered financial analyst candidate.

Ms. Madeline Gish also assumed responsibility as a co-portfolio manager for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund as of July 16, 1996. Ms. Gish joined Wells Fargo Bank in 1989 as the portfolio coordinator for the Mutual Funds Division and played an integral part in the rapid growth of the Overland Express Funds. Since joining the fixed-income group in 1992, Ms. Gish has assisted in the research and trading for the adjustable-rate mortgage fund and is currently managing taxable liquidity portfolios. She holds a bachelor of science degree in business administration from the University of Kansas and is a chartered financial analyst candidate.